DIGITAL BOARDWALK
                                  WORDCRUNCHER

                        "SPYHOP PORTAL APPLICATION SITE"
                                    Web Site
                              PROFESSIONAL SERVICES

                                Client Agreement

This Client Agreement (the "Agreement") by and between Digital Boardwalk, Inc. ("DBI") and WordCruncher (the "Client") sets forth the terms and conditions, including compensation payable to DBI for services performed in connection with Client's World Wide Web site (the "Site"). Such compensation is designed and offered as fair and equitable payment to DBI for such services, as set forth in the section "DBI's Deliverables" herein. The Client understands and agrees that said compensation is a binding obligation of the client.

DBI's Deliverables:          DBI will provide  Professional  Services as defined
                             by the Statement of Work (Exhibit A), incorporated herein by reference.

Client's  Deliverables:      Client agrees to provide DBI the items  detailed in
                             Statement of Work (Exhibit A), incorporated herein by reference.

Professional Services Fee:   Client   agrees  to  pay  DBI  a  one-time  fee  of
                             $50,000.00, due and payable upon execution of this Agreement.

Additional Labor:            Client  agrees  to  pay  for  the   consumption  of
                             additional   services   (beyond  those  defined  in
                             Exhibit A) according to the following schedule:

                                  Strategic Consulting          $250.00 per hour
                                  Programming                   $175.00 per hour
                                  Content Editing              $  85.00 per hour

                             Rates for rush work or after hours/weekends/holiday work will be billed at 2 times the normal and customary rates. DIB will inform Client prior to incurring any such Additional Labor charges and shall provide an estimate of such charges prior to commencing any such Additional Labor.

Travel &  Expenses:          Client agrees to pay DBI for all reasonable  travel
                             and expenses relating to Client requested travel in conjunction with this project, due and payable upon receipt of Invoices for such Expenses.

Customer Service:            DBI will not provide any direct customer service to
                             the Site's end-users.  Client's  customers will use
                             Client  as  primary   point  of  contact   for  all
                             questions and problems.

Title to Creative Content: Client expressly retains all right and title to any and all graphics, design and content (text and graphics) developed by Client or developed for Client by DBI in the course of this Agreement.

Title to
Developed Software:          DBI  expressly  retains  all right and title to any
                             and all  software  that may be developed by DBI and
                             its    employees.    DBI   grants   to   Client   a
                             non-exclusive,   worldwide,   royalty-free,   fully
                             paid-up   source  license  to  use  such  Developed
                             Software in  association  with the  "SpyHop  Portal
                             Application  Site"  Site  and  derivative   related
                             works.

Title to Third Party
Software Applications:       DBI  expressly  retains  all right and title to any
                             and all software licenses that are owned by DBI.

Representations and
Warranties of DBI:           DBI hereby  represents  and  warrants to the Client
                             that the individuals  performing services hereunder
                             possess  the  prerequisite  skills and  training as
                             would  reasonably be expected for such  individuals
                             and that the individual executing this Agreement is
                             a duly authorized  representative  of DBI. However,
                             DBI makes no representations or warranties,  either
                             express or  implied,  with  respect  to  particular
                             functionality of the resultant work product. Except
                             as specifically  set forth herein,  neither DBI nor
                             any  of  its  suppliers  and  licensors  makes  any
                             representations  or warranties of any kind, express
                             or implied, with respect to any Developed Software,
                             Third Party Software Applications, the Site, or the
                             services    provided,    or   the    functionality,
                             performance or results of use thereof. Neither DBI nor any of its suppliers and licensors warrants that any custom developed software, Third Party
                             Software Applications, the Site, or the Services provided or the operation thereof are or will be 100% accurate, error-free, or uninterrupted.

Representations and
Warranties of Client:        Client hereby  represents  and warrants to DBI that
                             it has reviewed  DBI's  Deliverables  in detail and
                             that it  agrees  that such  deliverables  fully and
                             accurately reflects the services to be performed by
                             DBI.  Client  further  represents and warrants that
                             the  individual  executing this Agreement is a duly
                             authorized representative of Client. Client further
                             represents  that  neither  the  content  nor  other
                             materials  appearing  on  the  Site,  nor  Client's
                             exploitation  thereof  by means of the  Site,  will
                             violate or  infringe  upon the  copyright,  patent,
                             literary,  privacy, publicity,  trademark,  service
                             mark, trade secret or any other personal, moral, or
                             property right of any person, or constitute a libel
                             or defamation of any person whatsoever; that Client
                             is and will  continue  to be the sole  owner of all
                             right,   title  and  interest,   including  without
                             limitation all rights under copyright in and to the
                             content  and  each  element  thereof,   except  for
                             elements of content  that are in the public  domain
                             or   validly   licensed   to  Client   for  use  as
                             contemplated herein; that Client will comply in all material respects with all applicable federal, state, and local laws, statutes, ordinances, rules, and regulations within the United States and any foreign country having jurisdiction; and that the content for the site will be factually accurate and neither the content nor the products or services offered through the Site will cause any loss, injury, damage or death.

Confidential  &  Proprietary                                         Page 1 of 3
Last printed 06/09/99 4:17 PM                               Agreed by DBI:
                                                            Agreed by Client:


Ability to  Reference:       Client  agrees to allow DBI to factually  represent
                             its  involvement  in  this  project  to any and all
                             parties.   Further,  Client  agrees  to  allow  the
                             placement  of a  "Technology  Services  by  Digital
                             Boardwalk" credits that appear on the site with a hyperlink to DBI's web site.

Inherent Nature of the
Internet:                    Client  understands and agrees that the Internet is
                             comprised  of  many  privately  owned  systems  and
                             networks  of  telephone   wires  and  switches  and
                             wireless  technologies  and is  dependent  for  its
                             ongoing   operations   upon   computers  and  other
                             electronic  hardware  that are often  unstable  and
                             subject to malfunctions,  and therefore,  it is the
                             inherent nature of these systems and networks,  and
                             the  Internet to  experience  systems and  hardware
                             failures, packet losses and downtime.  Accordingly,
                             Client releases and forever discharges DBI from any
                             and  all  costs,   losses,   liability  or  damages
                             resulting from downtime or any of the failures described or referred to above.

Liability:                   DBI  assumes  no  liability  for any cost,  losses,
                             liability or damages  including  but not limited to
                             loss of revenues,  profits or customers and loss of
                             server  uptime  (collectively   defined  herein  as
                             "Losses")  that may be  incurred  by Client  unless
                             such   Losses   were  the  result  of  DBI's  gross
                             negligence or willful  misconduct.  DBI shall carry
                             adequate   comprehensive   errors   and   omissions
                             insurance   and  shall   furnish  a  copy  of  such
                             insurance policy to Client upon request. Client is advised to carry appropriate errors and omissions, product liability, and interruption of business insurance, with DBI named as an additional insured under such insurance policies. This provision shall survive the term of this Agreement.

Indemnification:             Client shall  indemnify  and hold DBI harmless from
                             any cost,  losses,  liability  or damages  that may
                             result  from  product   liability   claims,   order
                             fulfillment claims,  credit card related claims, or
                             trademark,  copyright or patent  claims unless such
                             losses  result  from  DBI's  gross   negligence  or
                             willful misconduct.

Confidentiality and
Non-Disclosure:              Client   and  DBI  both   acknowledge   that   they
                             necessarily  will share  trade  secrets  during the
                             term on the Engagement, and both parties agree that
                             such trade  secrets are valuable  property of their
                             holders.  Each party  agrees not to  disclose  this
                             information to any third parties  without the prior
                             consent of the other party,  and further not to use
                             such   information   in  a  manner  that  would  be
                             detrimental to the interests of the other. This provision will survive any termination of the Client Agreement.

Governing Law:               This Client  Agreement is entered into in the State
                             of California and shall be construed under and enforced in accordance with the laws of the State of California.

Non-Solicitation:            Client understands and agrees that for the duration
                             of this Engagement, and for one year after the completion of the DBI Deliverables ("the Restricted
                             Period"), it shall refrain from soliciting for employment or other business purposes any employee of DBI or any independent contract of DBI, either directly or indirectly on Client's own behalf or on behalf of a third party, who is or was employed by DBI, or a contractor, subcontractor, supplier, vendor, customer or client of DBI during the Restricted period.

Arbitration:                 Any controversy or claim arising out of or relating
                             to  this   Agreement   shall   be   determined   by
                             arbitration  in  accordance  with  the  Arbitration
                             Rules of the American Arbitration Association.  The
                             place  of   arbitration   shall  be  Los   Angeles,
                             California  and  when  applicable,  use  California
                             Governing Law.

Attorney's Fees:             Upon the  occurrence of a default,  the  prevailing
                             Party shall have all reasonable expenses (including court costs and reasonable attorneys' fees) paid by the other Party.

Inability to Perform:        Neither  Party shall be  responsible  for delays in
                             the  performance  of  its   obligations   hereunder
                             (except payments due) caused by events beyond its reasonable control.

Miscellaneous:               If any  provision of this  Agreement is found to be
                             invalid  or  otherwise   unenforceable   under  any
                             applicable law, such invalidity or unenforceability
                             shall  not  render  any other  provision  contained
                             herein invalid or unenforceable, and all such other
                             provisions  shall be given full force and effect to
                             the  same   extent  as  though  the   invalid   and
                             unenforceable  provision was not contained  herein.
                             The Section headings contained herein are for convenience only and shall have no affect on the substantive provisions of this Agreement.

Entire Agreement:            This  Agreement  supersedes  and replaces any prior
                             agreements,  understanding or arrangements, whether
                             oral  or  written,   heretofore  made  between  the
                             Parties and relating to the subject  matter hereof.
                             This Agreement shall not be modified, changed or amended except by an express written agreement signed by duly authorized persons of both parties.

Agreed: The undersigned hereby agree that this document constitutes a binding agreement, executed in Los Angeles, CA on Wednesday, June 09, 1999.


                             For Digital Boardwalk:         For Client:

                             ----------------------         --------------------
                             Signature                      Signature

                             William Sears
                             ----------------------         --------------------
                             Printed Name                   Printed Name

                             VP, Technology & New
                             Business Dev.
                             ----------------------         --------------------
                             Title                          Title

                             Wednesday June 09, 1999
                             ----------------------         --------------------
                             Date                           Date



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                                    Exhibit A
                                Statement of Work

From June 7, 1999 through July 2, 1999, Digital Boardwalk will work with WordCruncher to draft the Functional Specification document for the "SpyHop Portal Application Site" project. Digital Boardwalk will make itself available for meetings several times during this period to fully explore various aspects of the subsequent development phase. Areas to be explored and documented include:

         [ ]    User Services and features
         [ ]    Web application flow
         [ ]    Security model and methodology
         [ ]    Methodology for integration with third party data sources
         [ ]    Methodology  for  connecting the  application to  WordCruncher's existing data infrastructure, including database replication

                                End of Exhibit A
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                                    Exhibit B
                        Statement of Client Deliverables

         [ ]    Access to personnel with relevant knowledge to the project.
         [ ]    Complete database schema for relevant databases.
         [ ]    Collaboration  and  business  perspective  on  all  areas  to be explored.

                                End of Exhibit B
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